SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 24, 2008 (December 19, 2008)

ENTERPRISE BANCORP, INC.

(exact name of registrant as specified in charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	0-21021 (Commission File Number)	04-3308902 (IRS Employer Identification No.)

222 Merrimack Street Lowell, Massachusetts (address of principal executive offices)	01852 (Zip Code)

(978) 459-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)       Compensatory Arrangements of Certain Officers

Amendments to Executive Salary Continuation Agreements

On December 19, 2008, the registrant’s principal subsidiary, Enterprise Bank and Trust Company (the “Bank”), entered into amendments to the existing supplemental salary continuation agreements that it maintains with its chairman, George L. Duncan, its president and chief lending officer, Richard W. Main, and one of its executive vice presidents, Robert R. Gilman.  The amendments, copies of which are included as Exhibits 10.1.1, 10.1.2 and 10.1.3 to this report, are intended to implement certain changes to the existing agreements that are required to be made by year-end 2008 to ensure continuing compliance with the executive deferred compensation rules of the Internal Revenue Service under Section 409A of the Internal Revenue Code and the IRS’s final implementing regulations (the “409A Rules”).

The material changes to the existing agreements resulting from the amendments are as follows:  (i) the vesting of the executive’s retirement benefit will continue if he reduces his work schedule to less than full-time, so long as his work hours remain at more than 20% of his average hours over the last three years (this change has no effect on Messrs. Duncan and Gilman, who are already fully vested in their benefits under the existing agreements); (ii) the executive’s fully vested benefit becomes automatically payable upon a change of control (this change also has no effect on Messrs. Duncan and Gilman, who are already receiving payments of their fully vested benefits under the existing agreements); and (iii) the amendment and termination provisions contained in the existing agreements have been revised to comply with certain technical requirements of the 409A Rules.

The Bank’s initial adoption of the existing agreements and the material terms thereof were previously reported by the registrant in its current report on Form 8-K filed on July 20, 2005.

Amended and Restated Executive Employment Agreements

On December 19, 2008, the registrant and the Bank entered into new amended and restated employment agreements with Messrs. Duncan and Main and with John P. Clancy, Jr., the chief executive officer of the registrant and the Bank.  These new agreements, copies of which are included as Exhibits 10.2.1, 10.2.2 and 10.2.3 to this report, replace in their entirety the previous employment agreements that the registrant and the Bank had maintained with each of Messrs. Duncan, Main and Clancy.  The new agreements are intended to both simplify the executives’ existing contractual arrangements and implement certain changes to the previous agreements that are required to be made by year-end 2008 to ensure continuing compliance with the 409A Rules.

The material changes to the previous agreements resulting from the adoption of the new agreements are as follows: (i) the timing of the payments of certain severance benefits under the agreements has been modified to ensure compliance with the 409A Rules, including payments of benefits in lump sum rather than in installments; (ii) the registrant and the Bank have retained

“claw back” rights with respect to the various severance benefits payable under the agreement in the event that the executive breaches certain confidentiality, non-competition and non-solicitation obligations; (iii) the executive has granted a general release to the registrant and the Bank in exchange for the various severance benefits payable under the agreement; (iv) additional return of materials and intellectual property obligations have been added on the part of the executive; and (v) the executive’s non-competition and non-solicitation obligations have been updated.

The adoption of the previous agreements by the registrant and the Bank and the material terms thereof, including several amendments to such agreements, were previously reported by the registrant in its annual report on Form 10-K filed for the year ended December 31, 2003, its quarterly report filed for the quarter ender March 31, 2004, its current reports on Forms 8-K filed on January 3, 2005 and October 18, 2006 and its annual report on Form 10-K filed for the year ended December 31, 2006.

Amended and Restated Change in Control/Noncompetition Agreement

On December 19, 2008, the registrant and the Bank entered into a new amended and restated change in control/noncompetition agreement with Mr. Gilman.  This new agreement, a copy of which is included as Exhibit 10.3.1 to this report, replaces in its entirety the previous change in control/noncompetition agreement that the registrant and the Bank had maintained with Mr. Gilman.  The new agreement is intended to both update the executive’s existing change in control and non-competition arrangements and implement certain changes to the previous agreement that are required to be made by year-end 2008 to ensure continuing compliance with the 409A Rules.

The material changes to the previous agreement resulting from the adoption of the new agreement are as follows: (i) the timing of the payments of severance benefits under the agreement has been modified to ensure compliance with the 409A Rules, including payments of the benefits in lump sum rather than in installments; (ii) the registrant and the Bank have retained “claw back” rights with respect to severance benefits under certain circumstances in the event that the executive breaches certain confidentiality, non-competition and non-solicitation obligations; (iii) the executive has granted a general release to the registrant and the Bank in exchange for the severance benefit payable in connection with a change in control; (iv) additional return of materials and intellectual property obligations have been added on the part of the executive; and (v) the executive’s non-competition and non-solicitation obligations have been updated.

The adoption of Mr. Gilman’s previous change in control/noncompetition agreement by the registrant and the Bank and the material terms thereof, including certain amendments to the agreement, were previously reported by the registrant in its quarterly report filed for the quarter ended September 30, 2001, its current report on Form 8-K filed on July 20, 2005 and its annual report on Form 10-K filed for the year ended December 31, 2006.

Item 9.01.              Financial Statements and Exhibits

(a)       Not applicable

(b)       Not applicable

(c)       The following exhibits are included with this report:

Exhibit 10.1.1               First Amendment dated December 19, 2008 to Salary Continuation Agreement dated as of July 15, 2005 by and between the Bank and George L. Duncan.

Exhibit 10.1.2               First Amendment dated December 19, 2008 to Salary Continuation Agreement dated as of July 15, 2005 by and between the Bank and Richard W. Main.

Exhibit 10.1.3               First Amendment dated December 19, 2008 to Salary Continuation Agreement dated as of July 15, 2005 by and between the Bank and Robert R. Gilman.

Exhibit 10.2.1               Employment Agreement dated December 19, 2008 by and among the Registrant, the Bank and George L. Duncan.

Exhibit 10.2.2               Employment Agreement dated December 19, 2008 by and among the Registrant, the Bank and Richard W. Main.

Exhibit 10.2.3               Employment Agreement dated December 19, 2008 by and among the Registrant, the Bank and John P. Clancy, Jr.

Exhibit 10.3.1               Change in Control/Noncompetition Agreement dated December 19, 2008 by and among the Registrant, the Bank and Robert R. Gilman.

[Remainder of Page Intentionally Blank]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: December 24, 2008	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer
and Chief Financial Officer